UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2016

GP INVESTMENTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

GP Investments Acquisition Corp. (the “Company”) announced today that it intends to submit only Proposal No. 13 (the “Adjournment Proposal”) to a vote at the extraordinary general meeting of shareholders of the Company (the “Meeting”), which will be convened at 2:00 p.m. Eastern Time, on Wednesday, October 26, 2016, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at 4 Times Square, New York, NY 10036, and no other shareholder proposals will be considered at the Meeting.

As further described in the proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on October 12, 2016 and first mailed on or about such date to Company shareholders as of the close of business on the record date of October 5, 2016 (the “Proxy Statement/Prospectus”), the Adjournment Proposal allows the Company’s board of directors to submit a proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit the Company to pursue any potential incremental equity issuances as permitted under the merger agreement if, as of the date of the Meeting, Company shareholders have elected to redeem common stock in excess of 30% of the outstanding WDKN common stock (as defined in the Proxy Statement/Prospectus).  Based on redemption requests submitted to the Company to date, it is anticipated that Company shareholders will have so elected to redeem common stock in excess of 30% of the outstanding WDKN common stock as of the date of the Meeting.  Accordingly, the adjournment, if approved, will allow the Company to seek to arrange for incremental equity issuances as permitted under the merger agreement and as further described in the Proxy Statement/Prospectus.  The Company anticipates announcing the date and time to which the Meeting is adjourned following the Meeting.

If you have not submitted a proxy for use at the Meeting, you are urged to do so promptly.  No action is required by any shareholder who previously has delivered a proxy and who does not wish to revoke or change that proxy.  Information about voting or revoking a proxy appears on page 103 of the Proxy Statement/Prospectus, which is available without charge on the SEC’s website at www.sec.gov.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transaction between GPIA and WKI, the estimated or anticipated future results and benefits of GPIA and WKI following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of GPIA and WKI management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIA’s and WKI’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which GPIA and WKI operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which WKI operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIA’s or WKI’s management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the shareholders of GPIA and/or the stockholders of WKI for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIA and WKI; uncertainty as to the long-term value of GPIA common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIA’s Annual Report on Form 10-K for the year ended December 31, 2015 under the heading “Risk Factors,” as updated from time to time by GPIA’s Quarterly Reports on Form 10-Q and other documents of GPIA on file with the SEC or in the proxy statement/prospectus that will be filed with the SEC by GPIA. There may be additional risks that neither GPIA nor WKI presently know or that GPIA and WKI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIA’s and WKI’s expectations, plans or forecasts of future events and views as of the date of this communication. GPIA and WKI anticipate that subsequent events and developments will cause GPIA’s and WKI’s assessments to change. However, while GPIA and WKI may elect to update these forward-looking statements at some point in the future, GPIA and WKI specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIA’s and WKI’s assessments as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between WKI and GPIA or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information For Investors And Stockholders

In connection with the transactions referred to in this communication, on October 11, 2016 GPIA filed a Registration Statement with the SEC containing a proxy statement of GPIA that also constitutes a prospectus of GPIA. On October 12, 2016, GPIA commenced mailing the definitive proxy statement/prospectus and other relevant documents to shareholders of GPIA and stockholders of WKI.  This communication is not a substitute for the proxy statement/prospectus or Registration Statement or for any other document that GPIA may file with the SEC and send to GPIA’s shareholders and/or WKI’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents (when available) filed with the SEC by GPIA through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIA will be available free of charge by contacting GPIA at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIA and WKI and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIA is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 28, 2016. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GP Investments Acquisition Corp.

	By:	/s/ Antonio Bonchristiano
Dated: October 25, 2016		Name: Antonio Bonchristiano
Title: Chief Executive Officer